UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 31, 2007

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; our expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers and strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02.     Results of Operations and Financial Condition
     On July 31, 2007, we issued a press release announcing our results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On July 31, 2007, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its results for the quarter ended June 30, 2007. The Registrant owns approximately 84% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.5 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.6 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.8, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.5, 99.6 and 99.8 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall any of those Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.     Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1 and that is expected to be discussed on the previously announced conference call with investors and analysts to be held by HLTH and WHC at 4:45 p.m., Eastern time, today (July 31, 2007). The call can be accessed at www.hlth.com (in the “About HLTH” section) or at www.wbmd.com (in the “Investor Relations” section) at that time. A replay of the call will be available at the same web addresses. In addition, a copy of certain forward-looking financial information that accompanied Exhibit 99.5 and is expected to be discussed on that conference call is incorporated by reference, as Exhibit 99.7 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.3 and 99.7 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall either of them be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.     Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

99.1	Press Release, dated July 31, 2007, regarding the Registrant’s results for the quarter ended June 30, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated July 31, 2007, regarding WebMD Health Corp.’s results for the quarter ended June 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: July 31, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release, dated July 31, 2007, regarding the Registrant’s results for the quarter ended June 30, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated July 31, 2007, regarding WebMD Health Corp.’s results for the quarter ended June 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on July 31, 2007)